P10000041327

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

200180532392

05/07/10--01031--008 **78.75

FILED
10 MAY 12 PM 12: 20
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

EP 5/13/10

W10000022665

Steven Sanders
7865 Amethyst Lake Pt.
Lake Worth, FL 33467

May 11, 2010

Ms. Eula Peterson
Division of Corporations
Department of State
Tallahassee, FL 32301

Re: Benefit Solutions Outsourcing Corp.

Dear Ms. Peterson:

Enclosed please find one original and one copy of the Articles of Incorporation for Benefit Solutions Outsourcing Corp. to replace the articles for Benefit Solutions Corp.

Please process this request as soon as possible and use an effective date of May 11, 2010.

Sincerely,

Steven Sanders

SS/
ENCL:

FILED
10 MAY 12 PM 12:20
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF INCORPORATION
OF
Benefit Solutions Outsourcing Corp.

The undersigned, a natural person competent to contract, does hereby make, subscribe and file these Articles of Incorporation for the purpose of organizing a corporation under the laws of the State of Florida.

ARTICLE I
CORPORATE NAME

The name of this Corporation shall be: Benefit Solutions Outsourcing Corp.

ARTICLE II
PRINCIPAL OFFICE AND MAILING ADDRESS

The principal office and mailing address of the Corporation is 1376 Lead Hill Blvd., Suite 100, Roseville, CA 95661.

ARTICLE III
NATURE OF CORPORATE BUSINESS AND POWERS

The general nature of the business to be transacted by this Corporation shall be to engage in any and all lawful business permitted under the laws of the United States and the State of Florida.

ARTICLE IV
CAPITAL STOCK

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be five hundred million (500,000,000) shares of Common Stock, par value $.0001 per share.

ARTICLE V
TERM OF EXISTENCE

This Corporation shall have perpetual existence.

ARTICLE VI
REGISTERED AGENT AND
INITIAL REGISTERED OFFICE IN FLORIDA

The Registered Agent and the street address of the initial Registered Office of this Corporation in the State of Florida shall be:

Steven Sanders
7865 Amethyst Lake Pt.
Lake Worth, FL 33467

ARTICLE VII
BOARD OF DIRECTORS

This corporation shall have one (1) Director initially.

Jamie R. Mills
1376 Lead Hill Blvd., Suite 100
Roseville, CA 95661

ARTICLE VIII
INCORPORATOR

The name address of the person signing these Articles of Incorporation as the Incorporator is Steven Sanders, 7865 Amethyst Lake Pt., Lake Worth, FL 33467

ARTICLE IX
INDEMNIFICATION

To the fullest extent permitted by the Florida Business Corporation Act, the Corporation shall indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit or proceeding by reason of the fact that such person (i) is or was a director of the Corporation; (ii) is or was serving at the request of the Corporation as a director of another corporation, provided that such person is or was at the time a director of the Corporation; or (iv)is or was serving at the request of the Corporation as an officer of another Corporation, provided that such person is or was at the time a director of the corporation or a director of such other corporation, serving at the request of the Corporation. Unless otherwise expressly prohibited by the Florida Business Corporation Act, and except as otherwise provided in the previous sentence, the Board of Directors of the Corporation shall have the sole and exclusive discretion, on such terms and conditions as it shall determine, to indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit, or proceeding by reason of the fact such person is or was an officer, employee or agent of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE X
AFFILIATED TRANSACTIONS

This Corporation expressly elects not to be governed by Section 607.0901 of the Florida Business Corporation Act, as amended from time to time, relating to affiliated transactions.

ARTICLE XI
CONTROL SHARE ACQUISITIONS

This Corporation expressly elects not to be governed by Section 607.0902 of the Florida Business Corporation Act, as amended from time to time, relating to control share acquisitions.

IN WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Articles of Incorporation on the 7th day of May 2010..

Incorporator

ARTICLE XII

Effective Date : May 11, 2010

CERTIFICATE DESIGNATING REGISTERED AGENT AND OFFICE FOR SERVICE FOR PROCESS

Benefit Solutions Outsourcing Corp., a corporation existing under the laws of the State of Florida with its principal office and mailing address at 1376 Lead Hill Blvd., Suite 100, Roseville, CA 95661 has named Steven Sanders whose address is 7865 Amethyst Lake Pt., Lake Worth, FL 33467 as its agent to accept service of process within the State of Florida.

ACCEPTANCE:

Having been named to accept service of process for the above-named Corporation, at the place designated in this Certificate, I hereby accept the appointment as Registered Agent, and agree to comply with all applicable provisions of law. In addition, I hereby am familiar with and accept the duties and responsibilities as Registered Agent for said Corporation.

Steven Sanders

FILED
10 MAY 12 PM 12:21
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Division of Corporations

P10000041327

Florida Department of State
Division of Corporations
Electronic Filing Cover Sheet

Note: Please print this page and use it as a cover sheet. Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H14000164211 3)))

H140001642113ABCU

Note: DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

To:
Division of Corporations
Fax Number : (850)617-6380

From:
Account Name : INTERSTATE FILINGS LLC
Account Number : I20110000086
Phone : (718)569-2703
Fax Number : (718)504-7890

Enter the email address for this business entity to be used for future annual report mailings. Enter only one email address please.

Email Address: contact@interstatefilings.com

RECEIVED 14 JUL -9 AM 7:53 DEPARTMENT OF STATE DIVISION OF CORPORATIONS TALLAHASSEE, FLORIDA

FILED 14 JUL -9 AM 8:45 SECRETARY OF STATE DIVISION OF CORPORATIONS

MERGER OR SHARE EXCHANGE
BRISSET BEER INTERNATIONAL, INC.

Certificate of Status	0
Certified Copy	0
Page Count	05
Estimated Charge	$70.00

EFFECTIVE DATE

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C. LEWIS
JUL 10 2014
EXAMINER

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS

14 JUL -9 AM 8:45

ARTICLES OF MERGER
(Profit Corporations)

The following articles of merger are submitted in accordance with the Florida Business Corporation Act, pursuant to section 607.1105, Florida Statutes.

First: The name and jurisdiction of the **surviving** corporation:

Name	Jurisdiction	Document Number (If known/ applicable)	EFFECTIVE DATE
BRISSET BEER INTERNATIONAL, INC.	NEVADA		

Second: The name and jurisdiction of each **merging** corporation:

Name	Jurisdiction	Document Number (If known/ applicable)
BUCKEYE OIL & GAS, INC.	FLORIDA	P10000041327

Third: The Plan of Merger is attached.

Fourth: The merger shall become effective on the date the Articles of Merger are filed with the Florida Department of State.

OR 7 / 24 / 14 (Enter a specific date. NOTE: An effective date cannot be prior to the date of filing or more than 90 days after merger file date.)

Fifth: Adoption of Merger by **surviving** corporation - **(COMPLETE ONLY ONE STATEMENT)**
The Plan of Merger was adopted by the shareholders of the surviving corporation on ____________________.

The Plan of Merger was adopted by the board of directors of the surviving corporation on 7/4/14 and shareholder approval was not required.

Sixth: Adoption of Merger by **merging** corporation(s) **(COMPLETE ONLY ONE STATEMENT)**
The Plan of Merger was adopted by the shareholders of the merging corporation(s) on 7/4/14.

The Plan of Merger was adopted by the board of directors of the merging corporation(s) on ____________________ and shareholder approval was not required.

(Attach additional sheets if necessary)

(((H14000164211 3)))

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS

14 JUL -9 AM 8:45

Seventh: **SIGNATURES FOR EACH CORPORATION**

Name of Corporation	Signature of an Officer or Director	Typed or Printed Name of Individual & Title
BRISSET BEER INTERNATIONAL, INC.	[signature]	STEPHANE PILON, PRESIDENT
BUCKEYE OIL & GAS, INC.	[signature]	STEPHANE PILON, PRESIDENT

Exhibit A

AGREEMENT AND PLAN OF MERGER
OF
BUCKEYE OIL & GAS, INC.
(a Florida corporation)
AND
BRISSET BEER INTERNATIONAL, INC.
(a Nevada corporation)

AGREEMENT AND PLAN OF MERGER entered into on July 4, 2014 by Buckeye Oil & Gas, Inc., a Florida corporation ("Buckeye"), and approved by resolution adopted by its Board of Directors on May 21, 2014 and entered into on May 22, 2014, by Brisset Beer International, Inc., a Nevada corporation ("Brisset"), and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Buckeye is a business corporation of the State of Florida;

WHEREAS, Brisset is a business corporation of the State of Nevada;

WHEREAS, Brisset is the wholly-owned subsidiary of Buckeye:

WHEREAS, the Florida Business Corporation Act permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction;

WHEREAS, Buckeye does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

WHEREAS, Buckeye and Brisset and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Buckeye with and into Brisset (the "Merger") pursuant to the provisions of the Florida Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Buckeye and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Brisset and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Agreement and Plan of Merger set forth.

1. Buckeye shall, pursuant to the provisions of the Florida Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Brisset, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name Titan pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Buckeye, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Florida Business Corporation Act.

2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or

amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

6. Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Florida Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Florida and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Florida and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

10. The effective time of this Agreement and Plan of Merger, and the time at which the Merger herein agreed shall become effective in the State of Florida and the State of Nevada, shall be on the last to occur of:

(a) the approval of this Agreement and Plan of Merger by the stockholders of the terminating

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS

14 JUL -9 AM 8:45

corporation in accordance with the Florida Business Corporation Act; or

(b) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(c) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Florida Revised Statutes, is filed with the Secretary of State of the State of Florida.

11. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

12. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Florida and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Buckeye and the stockholders of Brisset Beer International, Inc., no such amendment may (a) change the rate of exchange for any shares of Buckeye or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Buckeye; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Buckeye or Brisset Beer International, Inc.

IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated: July 4, 2014

BUCKEYE OIL & GAS, INC.,
a Florida corporation

By: ______________________
Name: Stéphane Pilon
Title: President

BRISSET BEER INTERNATIONAL, INC.,
a Nevada corporation

By: ______________________
Name: Stéphane Pilon
Title: President

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

07/19/2022 14:31:05 PM

Work Order Number: W2022071901468 - 2257204

Reference Number: 20222490803

Through Date: 07/19/2022 14:31:05 PM

Corporate Name: Power Americas Resource Group Ltd.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20140497471-19	Merge In - 07/10/2014	9

Certified By: Electronically Certified
Certificate Number: B202207202857466
You may verify this certificate
online at http://www.nvsos.gov

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Nevada Secretary of State

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Filed in the Office of	Business Number E0454522013-9
	Filing Number 20140497471-19
Secretary of State	Filed On 07/10/2014
State Of Nevada	Number of Pages 9

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

BUCKEYE OIL & GAS, INC.
Name of **merging** entity

FLORIDA
Jurisdiction

CORPORATION
Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

and,

BRISSET BEER INTERNATIONAL, INC.
Name of **surviving** entity

NEVADA
Jurisdiction

CORPORATION
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

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ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

[X] **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

[ ] **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) **(options a, b or c must be used, as applicable, for each entity):**

[ ] **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

BUCKEYE OIL & GAS, INC.
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

BRISSET BEER INTERNATIONAL, INC.
Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: 7/24/2014 **Time:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

BUCKEYE OIL & GAS, INC.
Name of merging entity

X [signature] PRESIDENT July 9, 2014
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

and,

BRISSET BEER INTERNATIONAL, INC.
Name of surviving entity

X [signature] PRESIDENT July 9, 2014
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Exhibit A

AGREEMENT AND PLAN OF MERGER
OF
BUCKEYE OIL & GAS, INC.
(a Florida corporation)
AND
BRISSET BEER INTERNATIONAL, INC.
(a Nevada corporation)

AGREEMENT AND PLAN OF MERGER entered into on July 4, 2014 by Buckeye Oil & Gas, Inc., a Florida corporation ("Buckeye"), and approved by resolution adopted by its Board of Directors on May 21, 2014 and entered into on May 22, 2014, by Brisset Beer International, Inc., a Nevada corporation ("Brisset"), and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Buckeye is a business corporation of the State of Florida;

WHEREAS, Brisset is a business corporation of the State of Nevada;

WHEREAS, Brisset is the wholly-owned subsidiary of Buckeye:

WHEREAS, the Florida Business Corporation Act permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction;

WHEREAS, Buckeye does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

WHEREAS, Buckeye and Brisset and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Buckeye with and into Brisset (the "Merger") pursuant to the provisions of the Florida Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Buckeye and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Brisset and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Agreement and Plan of Merger set forth.

1. Buckeye shall, pursuant to the provisions of the Florida Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Brisset, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name Titan pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Buckeye, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Florida Business Corporation Act.

2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or

amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

6. Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Florida Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Florida and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Florida and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

10. The effective time of this Agreement and Plan of Merger, and the time at which the Merger herein agreed shall become effective in the State of Florida and the State of Nevada, shall be on the last to occur of:

(a) the approval of this Agreement and Plan of Merger by the stockholders of the terminating

corporation in accordance with the Florida Business Corporation Act; or

(b) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(c) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Florida Revised Statutes, is filed with the Secretary of State of the State of Florida.

11. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

12. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Florida and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Buckeye and the stockholders of Brisset Beer International, Inc., no such amendment may (a) change the rate of exchange for any shares of Buckeye or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Buckeye; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Buckeye or Brisset Beer International, Inc.

IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated: July 3, 2014

BUCKEYE OIL & GAS, INC.,
a Florida corporation

By: ______________________
Name: Stéphane Pilon
Title: President

BRISSET BEER INTERNATIONAL, INC.,
a Nevada corporation

By: ______________________
Name: Stéphane Pilon
Title: President

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

September 19, 2013

Job Number: C20130919-0547
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	**Description**	**Number of Pages**
20130612078-80	Articles of Incorporation	8 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Stephen Loff
Certificate Number: C20130919-0547
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number 20130612078-80
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/19/2013 8:30 AM
	Entity Number E0454522013-9

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Brisset Beer International, Inc.
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: Laughlin Associates, Inc. (Name) [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity: Street Address: ____ City: ____ Nevada Zip Code: ____ Mailing Address (if different from street address): ____ City: ____ Nevada Zip Code: ____
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares *with par value:* ____ Par value per share: $ ____ Number of shares *without par value:* 75,000
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Brent Buscay (Name) 9120 Double Diamond Pkwy (Street Address), Reno (City), NV (State), 89521 (Zip Code) 2) ____ (Name) ____ (Street Address), ____ (City), ____ (State), ____ (Zip Code)
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:* To conduct any lawful activity.
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Brent Buscay (Name) X [signature] (Incorporator Signature) 9120 Double Diamond Pkwy (Address), Reno (City), NV (State), 89521 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X [signature] Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date: September 19, 2013

This form must be accompanied by appropriate fees.

090101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140266117-30
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/10/2014 9:11 AM
	Entity Number E0454522013-9

Certificate of Amendment
(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

BRISSET BEER INTERNATIONAL, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

FOURTH. That the total number of common stock authorized that may be issued by the Corporation is FIVE HUNDRED MILLION (500,000,000) shares of stock with a par value of $0.0001 per share and no other class of stock shall be authorized. Said shares may be issued by the corporation, from time to time, for such considerations as may be fixed by the Board of Directors.

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X

Authorized Signature

X

Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-Before
Revised: 8-31-11

ATTACHMENT TO
ARTICLES OF INCORPORATION

FIRST . The name of the corporation is: Brisset Beer International, Inc.

S ECOND . Its registered office in the State of Nevada is located at 9120 Double Diamond Parkway Reno, Nevada 89521. The Corporation may maintain an office, or offices, in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors, or by the By-Laws of said Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the State of Nevada as well as within the State of Nevada.

THIRD . The objects for which this Corporation is formed are: To engage in any lawful activity, including, but not limited to the following:

(A) Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.

(B) May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized.

(C) Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

(D) Shall have power to sue and be sued in any court of law or equity.

(E) Shall have power to make contracts.

(F) Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.

(G) Shall have power to appoint such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.

(H) Shall have power to make By-Laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.

(I) Shall have power to wind up and dissolve itself, or be wound up or dissolved.

(J) Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the corporation on any corporate documents is not necessary. The corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.

(K.) Shall have power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

(L) Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of'; or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.

(M) Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefor its capital, capital surplus, surplus, or other property or fund.

(N) Shall have power to conduct business, have one or more offices, and hold, pmchase, mortgage and convey real and personal property in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.

(0) Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the corporation, or any amendment thereof.

(P) Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.

(Q) Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

FOURTH. That the total number of common stock authorized that may be issued by the Corporation is SEVENTY FNE 1HOUSAND (75,000) shares of stock without nominal par value and no other class of stock shall be authorized. Said shares may be issued by the corporation, from time to time, for such considerations as may be fixed by the Board of Directors.

FIFTH. The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

The name and post office address of the first board of Directors shall be one (1) in number and listed as follows:

NAME	POST OFFICE ADDRESS
Brent Buscay	9120 Double Diamond Pkwy Reno, Nevada 89521

SIXTH. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

S EVENTH. The name and post office address of the Incorporator signing the Articles of Incorporation is as follows:

NAME	POST OFFICE ADDRE S S
Brent Buscay	9120 Double Diamond Pkwy Reno, Nevada 89521

EIGHTH. The registered agent for this corporation shall be: LAUGHLIN ASSOCIATES, INC.

The address of said agent, and, the registered or statutory address of this corporation in the state of Nevada, shall be:

9120 Double Diamond Parkway Reno, Nevada 89521

NINTH. The corporation is to have perpetual existence.

TENTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

Subject to the By-Laws, if any, adopted by the Stockholders, to make, alter or amend the By-Laws of the Corporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which. to the extent provided in the resolution, or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the By-Laws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of

Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of Directors deems expedient and for the best interests of the Corporation.

ELEVENTH . No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

TWELFH . No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii)the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

THIRTEENTH . This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now

or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

BY-LAWS
OF
BRISSET BEER INTERNATIONAL, INC.
Incorporated Under the Laws of the
State of Nevada

ARTICLE I
Offices

The Corporation may have offices at such other places, both within and without the State of Nevada, as the Board of Directors may determine and designate from time to time or the business of the Corporation requires.

ARTICLE II
Books

The books and records of the Corporation may be kept (except as otherwise provided by the laws of the State of Nevada) outside of the State of Nevada and at such place or places as may be designated by the Board of Directors.

ARTICLE III
Stockholders

Section 1. Place of Meetings, etc. Except as otherwise provided in these Bylaws, all meetings of the stockholders shall be held at such dates, times and places, within or without the State of Nevada, as shall be determined by the Board of Directors or the President of the Corporation and as shall be stated in the notice of the meeting or in waivers of notice thereof. If the place of any meeting is not so fixed, it shall be held at the registered office of the Corporation in the State of Nevada.

Section 2. Annual Meetings. The Annual Meeting of stockholders of the Corporation for the election of Directors and the transaction of such other business as may properly come before said meeting shall be held at the principal business office of the Corporation or at such other place or places either within or without the State of Nevada as may be designated by the Board of Directors and stated in the notice of the meeting, on a date not later than 120 days following the close of the fiscal year of the Corporation as designated by the Board of Directors.

Section 3. Special Meetings. Special meetings of the stockholders of the Corporation shall be held whenever called in the manner required by the laws of the State of Nevada for purposes as to which there are special statutory provisions, and for other purposes whenever called by resolution of the Board of Directors, or by the President, or by the holders of a majority of the outstanding shares of capital stock of the Corporation the holders of which are entitled to vote on matters that are to be voted on at such meeting. Any such Special Meetings of stockholders may be held at the principal business office of the Corporation or at such other place or places, either within or without the State of Nevada, as may be specified in the notice thereof. Business transacted at any Special Meeting of stockholders of the Corporation shall be limited to the purposes stated in the notice thereof. The notice shall state the date, time, place and purpose or purposes of the proposed meeting.

Section 4. Notice of Meetings. Except as otherwise required or permitted by law, whenever the stockholders of the Corporation are required or permitted to take any action at a meeting, written notice thereof shall be given, stating the place, date and time of the meeting and, unless it is the annual meeting, by or at whose direction it is being issued. The notice also shall designate the place where the stockholders' list is available for examination, unless the list is kept at the place where the meeting is to be held. Notice of a Special Meeting also shall state the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid and shall be directed to each stockholder at his or her address as it appears on the record of stockholders, unless he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, in which case it shall be directed to him or her at the other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend the meeting, except for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened, or who shall submit, either before or after the meeting, a signed waiver of notice. Unless the Board of Directors, after the adjournment of such meeting, shall fix a new record date for an adjourned meeting or unless the adjournment is for more than thirty (30) days, notice of an adjourned meeting need not be given if the place, date and time to which the meeting shall be adjourned is announced at the meeting at which the adjournment is taken.

Section 5. List of Stockholders. The officer of the Corporation who shall have charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address, if known, and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place specified in the notice of the meeting or at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder present at the meeting.

Section 6. Quorum. Except as otherwise expressly provided by the laws of the State of Nevada, or by the Certificate of Incorporation of the Corporation, or by these Bylaws, at any and all meetings of the stockholders of the Corporation there must be present, either in person or by proxy, stockholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at said meeting. At any meeting of stockholders at which a quorum is not present, the holders of, or proxies for, a majority of the stock which is represented at such meeting, may adjourn the meeting to a new date at least seven (7) days after the date of the meeting, without notice other than announcement at the meeting. At any such adjourned meeting at which a quorum is not present, the holders of, or proxies for, a majority of the stock which is represented at such adjourned meeting, may further adjourn the meeting to a new date at least seven (7) days after the date of the adjourned meeting, until a quorum shall be present or represented; but in no event shall the meeting be adjourned more than three (3) times. At any such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment of the meeting as originally noticed is for more than thirty (30) days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 7. Organization. The President shall call to order meetings of the stockholders and shall act as Chairman of such meetings. The Board of Directors or the stockholders may appoint any stockholder or any Director or officer of the Corporation to act as Chairman at any meeting in the absence of the President. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

Section 8. Voting. Except as otherwise provided by the Certificate of Incorporation of the Corporation or these Bylaws, at any meeting of the stockholders each stockholder of record of the Corporation having the right to vote thereat shall be entitled to one (1) vote for each share of stock outstanding in his or her name on the books of the Corporation as of the record date and entitling him or her to so vote. A stockholder may vote in person or by proxy. Except as otherwise provided by the law of the State of Nevada or by the Certificate of Incorporation of the Corporation, any corporate action to be taken by a vote of the stockholders, other than the election of directors, shall be authorized by not less than a majority of the votes cast at a meeting by the stockholders present in person or by proxy and entitled to vote thereon. Directors shall be elected as provided in Section 1 of Article IV of these Bylaws. Written ballots shall not be required for voting on any matter unless ordered by the Chairman of the meeting.

Section 9. Proxies. Every proxy shall be executed in writing by the stockholder or by his or her attorney-in-fact.

Section 10. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation of the Corporation, whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the laws of the state of Nevada or of the Certificate of Incorporation, such corporate action may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but who were entitled to vote on the matter.

ARTICLE IV
Directors

Section 1. Number, Election and Term of Office. The business and affairs of the Corporation shall be managed by the Board of Directors. The number of Directors which shall constitute the whole Board shall be not less than one (1) nor more than fifteen (15). Within such limits, the number of Directors may be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Certificate of Incorporation. The initial board shall consist of two (2) Directors. Directors need not be stockholders. Directors shall be elected at the Annual Meeting of the stockholders of the Corporation, except as provided in Section 2 of this Article IV, to serve until their respective successors are duly elected and qualified. When used in these Bylaws, the phrase "entire Board" means the total number of directors which the Corporation would have if there were no vacancies.

Section 2. Vacancies and Newly Created Directorships. Except as hereinafter provided, any vacancy in the office of a Director occurring for any reason other than the removal of a Director pursuant to Section 3 of this Article, and any newly created Directorship resulting from any increase in the authorized number of Directors, may be filled by a majority of the Directors then in office. In the event that any vacancy in the office of a Director occurs as a result of the removal of a Director pursuant to Section 3 of this Article, or in the event that vacancies occur contemporaneously in the offices of all of the Directors, such vacancy or vacancies shall be filled by the stockholders of the Corporation at a meeting of stockholders called for that purpose. Directors chosen or elected as aforesaid shall hold office until their respective successors are duly elected and qualified.

Section 3. Removals. At any meeting of stockholders of the Corporation called for that purpose, the holders of a majority of the shares of capital stock of the Corporation entitled to vote at such meeting may remove from office any or all of the Directors, with or without cause.

Section 4. Resignations. Any director may resign at any time by giving written notice of his or her resignation to the Corporation. A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

Section 5. Place of Meetings. Except as otherwise provided in these Bylaws, all meetings of the Board of Directors shall be held at the principal business office of the Corporation or at such other place, within or without the State of Nevada, as the Board determines from time to time.

Section 6. Annual Meetings. The annual meeting of the Board of Directors shall be held either (a) without notice immediately after the annual meeting of stockholders and in the same place, or (b) as soon as practicable after the annual meeting of stockholders on such date and at such time and place as the Board determines.

Section 7. Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates and at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as the Board determines. Notice of regular meetings need not be given, except as otherwise required by law.

Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the President, the Chairman of the Board or any two Directors on notice given to each Director, and such meetings shall be held at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as shall be specified in the notices thereof. The request shall state the date, time, place and purpose or purposes of the proposed meeting.

Section 9. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each annual meeting held pursuant to subdivision (b) of Section 6 of this Article IV) shall be given, not later than 24 hours before the meeting is scheduled to commence, by the President, the Chairman of the Board or the Secretary and shall state the place, date and time of the meeting. Notice of each meeting may be delivered to a Director by hand or given to a director orally (whether by telephone or in person) or mailed or telegraphed to a Director at his or her residence or usual place of business, provided, however, that if notice of less than 72 hours is given it may not be mailed. If mailed, the notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, and if telegraphed, the notice shall be deemed to have been given when the contents of the telegram are transmitted to the telegraph service with instructions that the telegram immediately be dispatched. Notice of any meeting need not be given to any Director who shall submit, either before or after the meeting, a signed waiver of notice or who shall attend the meeting, except if such Director shall attend for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all Directors not present at the time of the adjournment, as well as to the other Directors unless the place, date and time of the new meeting is announced at the adjourned meeting.

Section 10. Quorum. Except as otherwise provided by the laws of the State of Nevada or in these Bylaws, at all meetings of the Board of Directors of the Corporation a majority of the entire Board shall constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another place, date and time.

Section 11. Conduct of Meetings. At each meeting of the Board of Directors of the Corporation, the Chairman of the Board if such a nomination is in place, or the President if there is no Chairman of the Board or, in his or her absence, a Director chosen by a majority of the Directors present shall act as Chairman of the meeting. The Secretary or, in his or her absence, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting and keep the minutes thereof. The order of business at all meetings of the Board shall be as determined by the Chairman of the meeting.

Section 12. Committees of the Board. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate an executive committee and other committees, each consisting of one (1) or more Directors. Each committee (including the members thereof) shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any committee. Alternate members may replace any absent or disqualified member or members at any meeting of a committee. In addition, in the absence or disqualification of a member of a committee, if no alternate member has been designated by the Board of Directors, the members present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Except as limited by the laws of the State of Nevada, each committee, to the extent provided in the resolution establishing it, shall have and may exercise all the powers and authority of the Board of Directors with respect to all matters.

Section 13. Operation of Committees. A majority of all the members of a committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of a committee present at a meeting at which a quorum is present shall be the act of the committee. Each committee shall adopt whatever other rules of procedure it determines for the conduct of its activities.

Section 14. Consent to Action. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 15. Meetings Held Other Than in Person. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or any committee may participate in a meeting of the Board of Directors or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

Section 16. Compensation of Directors. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for the attendance at each regular or special meeting of the Board; however nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

ARTICLE V
Officers

Section 1. Number, Election and Term of Office. The officers of the Corporation shall be a President, a Secretary, and a Treasurer, and may at the discretion of the Board of Directors include a Chief Executive Officer, a Chief Financial Officer, Chairman of the Board and one or more Vice Presidents, Director of Corporate Development, General Managers, Assistant Financial Officers and Assistant Secretaries. The officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the Annual Meeting of the stockholders, and shall hold their respective offices until their successors are duly elected and qualified. Any two (2) or more offices may be held by the same person. The Board of Directors may from time to time appoint such other officers and agents as the interests of the Corporation may require and may fix their duties and terms of office. Any officer may devote less than one hundred percent (100%) of his or her working time to his or her activities as such.

Section 2. The President. The President shall be the chief executive and operating officer of the Corporation, and shall preside at all meetings of the stockholders and of the Board of Directors. The President shall have general and active management of the business and affairs of the Corporation, subject to the control of the Board, shall see that all orders and resolutions of the Board are effectuated, and shall have such other powers and duties as the Board assigns to him. He shall ensure that the books, reports, statements, certificates and other records of the Corporation are kept, made or filed in accordance with the laws of the State of Nevada. He shall cause to be called regular and special meetings of the stockholders and, in the absence of a nominated Chairman of the Board, of the Board of Directors in accordance with these Bylaws. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or where required by law to be otherwise signed, executed or delivered. He may sign, jointly with the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Financial Officer, certificates of stock of the Corporation. He shall appoint and remove, employ and discharge, and fix the compensation of all servants, agents, employees and clerks of the Corporation other than the duly elected or appointed officers, subject to the approval of the Board of Directors. In addition to the powers and duties expressly conferred upon him by these Bylaws, he shall, except as otherwise specifically provided by the laws of the State of Nevada, have such other powers and duties as shall from time to time be assigned to him by the Board of Directors.

Section 3. The Vice President. There may be such Vice Presidents as the Board of Directors shall determine from time to time, with duties determined by the Board of Directors. If there is only one Vice President appointed by the Board, he shall perform, in the absence or disability of the President, the duties and exercise the powers of the President and shall have such other powers and duties as the Board or the President assigns to him.

Section 4. The Secretary. The Secretary may sign all certificates of stock of the Corporation jointly with the President. He shall record all the proceedings of the meetings of the stockholders and the Board of Directors of the Corporation in the books to be kept for that purpose. He shall have safe custody of the seal of the Corporation and, when authorized by the Board, he shall affix the same to any corporate instrument, and when so affixed he may attest the same by his signature. He shall keep the transfer books, in which all transfers of the capital stock of the Corporation shall be registered, and the stock books, which shall contain the names and addresses of all holders of the capital stock of the Corporation and the number of shares held by each. He shall keep the stock and transfer books available during business hours for inspection by any stockholder and for the transfer of stock. He shall notify the Directors and stockholders of the respective meetings as required by law or by these Bylaws of the Corporation. He shall have and perform such other powers and duties as may be required by law or the Bylaws of the Corporation, or which the Board or the President may assign to him from time to time.

Section 5. Assistant Secretaries. The Assistant Secretaries shall, during the absence or incapacity of the Secretary, assume and perform all functions and duties which the Secretary might lawfully do if present and not under any incapacity.

Section 6. The Treasurer. Subject to the control of the Board, the Treasurer shall have the care and custody of the corporate funds and the books relating thereto. He shall perform all other duties incident to the office of the Treasurer. He shall have such other powers and duties as the Board or the President assigns to him from time to time. He shall keep full and accurate accounts of all receipts and disbursements of the Corporation in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board, and shall render to the President or the Directors, whenever they may require it, an account of all his transactions as Treasurer and an account of the business and financial position of the Corporation.

Section 7. Assistant Financial Officers. The Assistant Financial Officers shall, during the absence or incapacity of the Treasurer, assume and perform all functions and duties which the Treasurer might lawfully do if present and not under any incapacity.

Section 8. Transfer of Duties. The Board of Directors may transfer the power and duties, in whole or in part, of any officer to any other officer, or other persons, notwithstanding the provisions of these Bylaws, except as otherwise provided by the laws of the State of Nevada.

Section 9. Removals. Subject to his or her earlier death, resignation or removal as hereinafter provided, each officer shall hold his or her office until his or her successor shall have been duly elected and shall have qualified. Any officer or agent of the Corporation may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the entire Board, at a meeting of the Board of Directors called for that purpose.

Section 10. Resignations. Any officer or agent of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors or to the President or Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

Section 11. Vacancies. If the office of President, Secretary or Treasurer becomes vacant for any reason, the Board of Directors shall choose a successor to hold such office for the unexpired term. If any other officer or agent becomes vacant for any reason, the Board of Directors may fill the vacancy, and each officer so elected shall serve for the remainder of his or her predecessor's term.

Section 12. Compensation of Officers. The officers shall receive such salary or compensation as may be determined by the Board of Directors.

ARTICLE V
Contracts, Checks and Notes

Section 1. Contracts. Unless the Board of Directors shall otherwise specifically direct, all contracts of the Corporation shall be executed in the name of the Corporation by the President or a Vice President.

Section 2. Checks and Notes. All negotiable instruments of the Corporation shall be signed by such officers or agents of the Corporation as may be designated by the Board of Directors.

ARTICLE VI
Provisions Relating to Stock
Certificates and Stockholders

Section 1. Certificates of Stock. Certificates for the Corporation's capital stock shall be in such form as required by law and as approved by the Board. Each certificate shall be signed in the name of the Corporation by the President or any Vice President and by the Secretary, the Treasurer or any Assistant Secretary or any Assistant Financial Officer and shall bear the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation or its employees, the signature of any officer of the Corporation may be a facsimile signature. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature was placed on any certificate shall have ceased to be such officer, transfer agent or registrar before the certificate shall be issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 2. Lost Certificates, etc. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board may require the owner of the lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of that fact and to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of the certificate or the issuance of a new certificate.

Section 3. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4. Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other action, the Board may fix in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

Section 5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares by any other person, whether or not it shall have notice thereof, except as expressly provided by the laws of the State of Nevada.

ARTICLE VII
General Provisions

Section 1. Dividends. To the extent permitted by law, the Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation of the Corporation and the terms of any other corporate document or instrument binding upon the Corporation, to determine what, if any, dividends or distributions shall be declared and paid or made. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the Directors think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors think conducive to the interests of the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.

Section 2. <u>Seal.</u> The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Nevada."

Section 3. <u>Fiscal Year.</u> The fiscal year of the Corporation shall be end on December 31.

Section 4. <u>Voting Shares in Other Corporations.</u> Unless otherwise directed by the Board, shares in other corporations which are held by the Corporation shall be represented and voted only by the President or by a proxy or proxies appointed by him or her.

Section 5. <u>Indemnification.</u>

(a) The Corporation shall indemnify any person who was, or is threatened to be made, a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director, officer, employee or agent of the Corporation, or (ii) while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or similar functionary of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under the Revised Statutes of the State of Nevada, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article VII is in effect. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement or otherwise.

(b) As used herein, the term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding.

(c) A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) for the payment of distributions in violation of the Revised Statutes of the State of Nevada. Any repeal or amendment of this Article VII by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the foregoing provisions of this Article VII, a director or officer shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including, without limitation, any subsequent amendment to the Revised Statutes of the State of Nevada.

ARTICLE VIII
<u>Amendments</u>

These Bylaws may be adopted, altered, amended or repealed or new Bylaws may be adopted by the stockholders, or by the Board of Directors, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall no t divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

03/17/2022

Work Order Item Number:	W2022031603948-1987806
Filing Number:	20222180081
Filing Type:	Amendment After Issuance of Stock
Filing Date/Time:	3/16/2022 10:00:00 AM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E0454522013-9

Entity Name: Power Americas Resource Group Ltd.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent

VCORP SERVICES, LLC

701 S. CARSON STREET, SUITE 200, Carson City, NV 89701, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Filed in the Office of	Business Number E0454522013-9
Barbara K. Cegavske	Filing Number 20222180081
Secretary of State State Of Nevada	Filed On 3/16/2022 10:00:00 AM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: BRISSET BEER INTERNATIONAL, INC. Entity or Nevada Business Identification Number (NVID): NV20131555101
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 68%
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) 1. The name of the corporation shall be "Power Americas Resource Group Ltd." (attach additional page(s) if necessary)
6. Signature: (Required)	X Kevin G. Malone — CEO Signature of Officer or Authorized Signer — Title X ______ — ______ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

9/9/2022 10:50:23 AM

Work Order Number: W2022090900213
Reference Number: 20222604415
Through Date: 9/9/2022 10:50:23 AM
Corporate Name: Power Americas Resource Group Ltd.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20222604406	Amended and Restated Articles	8

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Jessica Holmes
Certificate Number: B202209092990191
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of	Business Number E0454522013-9
Barbara K. Cegavske	Filing Number 20222604406
Secretary of State State Of Nevada	Filed On 9/8/2022 2:40:00 PM
	Number of Pages 8

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information: Name of entity as on file with the Nevada Secretary of State:

POWER AMERICAS RESOURCE GROUP LTD.

Entity or Nevada Business Identification Number (NVID): NV20131555101

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☒ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 68%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) The Articles of Incorporation have been Amended and Restated (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] CEO Signature of Officer or Authorized Signer Title X ____________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
POWER AMERICAS RESOURCE GROUP LTD.

Power Americas Resource Group Ltd. (hereinafter the "Corporation"), a Nevada corporation organized and existing under and by virtue of the State of Nevada, does hereby certify that:

1. The original Articles of Incorporation of the Corporation were filed with the Nevada Secretary of State on July 10, 2014, as part of the Articles of Merger filed on that date.

2. These Amended and Restated Articles of Incorporation have been duly adopted in accordance with the provisions of the laws of the State of Nevada ("Nevada Law") by the Board of Directors and shareholders of the Corporation.

3. The Articles of Incorporation are hereby amended and restated to read as herein set forth in full:

ARTICLE I – NAME

1.1 The name of the corporation is **Power Americas Resource Group Ltd.**

ARTICLE II – DURATION

2.1 The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE III – PURPOSE; REGISTERED AGENT

3.1 Purpose. The purpose for which the Corporation is organized is to engage in any lawful activity within or outside of the State of Nevada.

3.2 Corporate Offices. The Corporation may also maintain offices at such other places within or outside of the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

3.3 Registered Agent. The address, including street, number, city, and county, of the registered office of the Corporation in the State of Nevada is 701 S. Carson Street, Suite 200, Carson City, NV 89701, and the name of the registered agent of the Corporation in the State of Nevada at such address is VCORP SERVICES LLC. The Corporation hereby designates VCORP SERVICES LLC to accept service of process within the State of Nevada on behalf of the Corporation.

ARTICLE IV – BOARD OF DIRECTORS

4.1 The Board of Directors of the Corporation shall consist of such number of persons, not less than one, as shall be determined in accordance with the bylaws from time to time.

ARTICLE V - CAPITAL STOCK

5.1 Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is Seven Hundred Million (700,000,000) shares, consisting of (a) Six Hundred Million (600,000,000) shares of Common Stock, par value $0.00001 per share (the "Common Stock") and (b) One Hundred Million (100,000,000) shares of preferred stock, par value $0.00001 per share (the "Preferred Stock"), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class are as follows:

5.2 Common Stock. Each share of Common Stock shall have, for all purposes, one (1) vote per share. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be

entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

5.3 Preferred Stock. The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a) may have such voting powers, full or limited, or may be without voting powers;

(b) may be subject to redemption at such time or times and at such prices as determined by the Board of Directors;

(c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

5.4 Class A Preferred Shares. The total number of shares of Class A Preferred Shares this Corporation is authorized to issue is Ten Million (10,000,000), with a stated par value of $0.00001 per share. The designations, powers, preferences, rights, and restrictions granted or imposed upon the Class A Preferred Shares and holders thereof are as follows:

5.4.1 Liquidation Preference.

(a) In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the Holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Company to the Holders of any Junior Stock by reason of their ownership of such stock an amount per share for each share of Series A Preferred Stock held by them equal to the sum of the Liquidation Preference. If upon the liquidation, dissolution or winding up of the Company, the assets of the Company legally available for distribution to the Holders of the Series A Preferred Stock are insufficient to permit the payment to

such Holders of the full amounts specified in this Section then the entire remaining assets of the Company legally available for distribution shall be distributed with equal priority and pro rata among the Holders of the Series A Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section.

(b) Remaining Assets. After the payment to the Holders of Series A Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Company legally available for distribution by the Company shall be distributed with equal priority and pro rata among the Holders of the Junior Stock in proportion to the number of shares of Junior Stock, and the terms of such Junior stock, held by them.

(c) Valuation of Non-Cash Consideration. If any assets of the Company distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Company are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Company by another entity, the Distribution date shall be deemed to be the date such transaction closes.

5.4.2 Conversion.

(a) Conversion Ratio. The "Conversion Ratio" The "Conversion Ratio" per share of the Series A Preferred Stock in connection with any Conversion shall be at a ratio of 1:20, meaning every (1) one Preferred A share shall convert into 20 shares of Common Stock of the Company (the "Conversion"). Holders of Class A Preferred Shares shall have the right, exercisable at any time and from time to time (unless otherwise prohibited by law, rule or regulation), to convert any or all their shares of the Class A Preferred Shares into Common Stock at the Conversion Ratio.

(b) Taxes. The Company shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid. The Company shall withhold from any payment due whatsoever in connection with the Series A Preferred Stock any and all required withholdings and/or taxes the Company, in its sole discretion deems reasonable or necessary, absent an opinion from Holder's accountant or legal counsel, acceptable to the Company in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Company.

(c) Fractional Shares. If any Conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series A Preferred Stock being converted pursuant to each Conversion), such fractional share shall be rounded up to the nearest whole share and the Holder shall be entitled to receive, in lieu of the final fraction of a share, one additional whole share of Common Stock.

(d) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Company will within a reasonable time period make a good faith effort to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) Effect of Conversion. On any Conversion Date, all rights of any Holder with respect to the shares of the Series A Preferred Stock so converted, including the rights, if any, to receive distributions of the Company's assets (including, but not limited to, the Liquidation Preference) or notices from the Company, will terminate, except only for the rights of any such Holder to receive certificates (if applicable) for the number of shares of Common Stock into which such shares of the Series A Preferred Stock have been converted.

5.4.3 Voting. The Holder of each share of Series A Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Series A Preferred Stock held by such holder; and, (b) by 100. Such voting calculation is hereby authorized by the Company and the Company acknowledges such calculation may result in the total number of possible votes cast by the Series A Holders and all other classes of the Company's common stock in any given voting matter exceeding the total aggregate number of shares which this Company shall have authority to issue. With respect to any shareholder vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. The holders of Series A Preferred Stock shall vote together with all other classes and series of common and preferred stock of the Company as a single class on all actions to be taken by the Common Stock shareholders of the Company, except to the extent that voting as a separate class or series is required by law. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

5.4.4 Redemption. The Series A Preferred Stock shall have no redemption rights.

5.4.5 Protective Provisions. In addition to any other rights provided by law, at any time any shares of Series A Preferred Stock are outstanding, as a legal party in interest, the Company, through action directly initiated by the Company's Board of Directors or indirectly initiated by the Company's Board of Directors through judicial action or process, including any action by the shareholders of the Company's Common Stock, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of 100% of the Series A Holders:

(a) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

(b) Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock, but excluding a stock split or reverse stock split of the Company's Common Stock or Preferred Stock;

(c) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock;

(d) Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in this Designation;

(e) Amend, alter or repeal any provision of the Articles of Incorporation or Bylaws of the Company; or

(f) Designate any new class of preferred stock, nor sell or issue in any way, shape or form, any additional shares of preferred stock other than shares in those classes of preferred stock already so designated as of the date hereof, including but not limited to, any shares of preferred stock which are, as of the date hereof authorized but of which no shares are issued or outstanding.

For clarification, issuances of additional authorized shares of Series A Preferred under the terms herein shall not require the authorization or approval of the existing shareholders of any other class of preferred Stock.

PROVIDED, HOWEVER, that the Company may, by any means authorized by law and without any vote of the Holders of shares of the Series A Preferred Stock, make technical, corrective, administrative or similar changes in this Certificate of Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series A Preferred Stock. The Company may also designate and issue additional series of preferred stock from time to time in the sole discretion of the Company's Board of Directors, which such rights, privileges, preferences and limitations shall be determined by the Company's Board of Directors in its sole discretion, and which designations and issuances shall not require the approval of the holders of the Series A Preferred Stock.

ARTICLE VI - NO FURTHER ASSESSMENTS

6.1 The capital stock, after the amount of the subscription price determined by the Board of Directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the Corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6.

ARTICLE VII - NO PREEMPTIVE RIGHTS

7.1 Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the Corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE VIII - NO CUMULATIVE VOTING

8.1 There shall be no cumulative voting of shares.

ARTICLE IX - ELECTION NOT TO BE GOVERNED BY PROVISIONS OF NRS 78.411 TO 78.444.

9.1 The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

ARTICLE X - INDEMNIFICATION OF OFFICERS AND DIRECTORS

10.1 Indemnification of Officers and Directors. The Corporation shall indemnify its directors, officers, employees, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

10.2 Indemnification Rights. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

10.3 Changes to Indemnification Rights; Insurance. Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

10.4 Exemption for Private Property. The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

10.5 No Personal Liability. No director, officer or shareholder shall have any personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

ARTICLE XI - AMENDMENT OF ARTICLES OF INCORPORATION.

11.1 The Articles of Incorporation of the Corporation may be amended from time to time by a majority vote of all shareholders voting by written ballot in person or by proxy held at any general or special meeting of shareholders upon lawful notice.

The foregoing Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors in accordance with Sections 78.207 and 78.390 of the Nevada Revised Statutes.

The foregoing Amended and Restated Articles of Incorporation have been duly approved by the required written consent of Shareholders in accordance with Sections 78.209 and 78.390 of the Nevada Revised Statues. The number of shares voting in favor of the Amended and Restated Articles of Incorporation were 135,000 shares, representing approximately 68% of the issued and outstanding common stock of the Corporation. The percentage of vote required was more than 50%.

IN WITNESS WHEREOF, I have hereunto set my hands this 23rd day of August, 2022, hereby declaring and certifying that the facts stated hereinabove are true.

/s/ Kevin M

By: Kevin G. Malone
Its: Sole-Officer and Director

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for Commercial Recordings

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

10/17/2023

Work Order Item Number:	W2023101700687 - 3223545
Filing Number:	20233563137
Filing Type:	Amendment After Issuance of Stock
Filing Date/Time:	10/17/2023 10:04:20 AM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E0454522013-9

Entity Name: Blackwell 3D Construction Corp.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
VCORP SERVICES, LLC
701 S. CARSON STREET, SUITE 200, Carson City, NV 89701, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0454522013-9
FVAguilar	Filing Number 20233563137
Secretary of State State Of Nevada	Filed On 10/17/2023 10:04:20 AM
	Number of Pages 2

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information	Name of entity as on file with the Nevada Secretary of State : **Power Americas Resource Group Ltd.** Entity or Nevada Business Identification Number (NVID) : **NV20131555101**
2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
	☐ Officer"s Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: **10/17/2023** Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☑ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted ☐ Other. The articles have been amended as follows: (provide article numbers, if available) **Entity Name: Blackwell 3D Construction Corp.** (attach additional page(s) if necessary)
6. Signature: (Required)	X **Mohammed Saif Zaveri** — **Officer** Signature of Officer, Incorporator or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)